Exhibit 99.1

PRESS RELEASE

Clorox Completes Acquisition of GOJO Industries, Makers of Purell®

Combination brings together two trusted, purpose-driven brands to advance health, hygiene and well-
being of consumers and institutional end users alike

OAKLAND, Calif., April 1, 2026 — The Clorox Company (NYSE: CLX) today announced the completion of its previously announced acquisition of GOJO Industries, expanding Clorox’s product portfolio to include the Purell® brand and GOJO’s health and hygiene solutions. The combination brings together two companies with a shared commitment to making the world cleaner and healthier, leveraging complementary consumer brand-building expertise and B2B capabilities to deliver a more comprehensive product offering and both near- and long-term strategic value to Clorox.

“Today marks an important milestone as GOJO officially joins The Clorox Company,” said Linda Rendle, chair and CEO of The Clorox Company. “GOJO has incredible strength in the marketplace, and we are looking forward to coming together to thoughtfully grow the business. We see strong opportunity ahead as we bring together our leading brands, talented organizations and complementary capabilities to deliver best-in-class health and hygiene solutions to consumers and institutional end users alike.”

The GOJO business, now known as Clorox Purell, will be led by President Carey Jaros and will continue to be based out of its headquarters in Akron, Ohio with its current facilities remaining in Ashland, Cuyahoga Falls and Wooster, Ohio.

"We could not be more excited to officially join The Clorox Company and realize the opportunity to exponentially scale our impact in the world. Together, we’ll set new standards for health and hygiene and bring well-being to more people everywhere, creating long-term value with and for our partners and customers. Clorox Purell is a winning combination in every way,” said Jaros.

About The Clorox Company

The Clorox Company (NYSE: CLX) champions people to be well and thrive every single day. Headquartered in Oakland, California since 1913, Clorox integrates sustainability into how it does business. Driven by consumer-centric innovation, the company is committed to delivering clearly superior experiences through its trusted brands including Brita®, Burt's Bees®, Clorox®, Fresh Step®, Glad®, Hidden Valley®, Kingsford®, Liquid-Plumr®, Pine-Sol® and now Purell® as well as international brands such as Chux®, Clorinda® and Poett®. Visit thecloroxcompany.com to learn more.

Contacts:

•	Media: corporate.communications@clorox.com
•	Investors: investorrelations@clorox.com

###

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among others, regarding the acquisition of GOJO and any such forward-looking statements involve risks, assumptions and uncertainties. Except for historical information, statements about future volumes, sales, organic sales growth, foreign currencies, costs, cost savings, margins, earnings, earnings per share, including as a result of the GOJO acquisition, diluted earnings per share, foreign currency exchange rates, tax rates, cash flows, plans, objectives, expectations, growth or profitability are forward-looking statements based on management's estimates, beliefs, assumptions and projections. Words such as "could," "may," "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," "will," "predicts," and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic and financial performance are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management's expectations, are described in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the company's Annual Report on Form 10-K for the fiscal year ended June 30, 2025, as updated from time to time in the company's Securities and Exchange Commission filings. These factors include, but are not limited to: the risks arising from the integration of the GOJO business; the uncertainty of rating agency actions; the risk that the anticipated benefits and synergies of the acquisition may not be realized when expected or at all; the risk of unexpected costs or expenses resulting from the acquisition, including the costs of financing; the risk of litigation related to the acquisition; the risks related to disruption to ongoing business operations of the company and GOJO and diversion of time of management of the company and GOJO as a result of the acquisition; the risk that the acquisition may have an adverse effect on the ability of the company and GOJO to retain key personnel, customers and suppliers; the risk that the credit ratings of the company decline following the acquisition; the risk that the consummation of the acquisition has a negative effect on the market price of the common stock of the company or on the company’s or GOJO’s operating results; unfavorable general economic and geopolitical conditions beyond our control, including inflation, supply chain disruptions, labor shortages, wage pressures, fuel and energy costs, interest rate fluctuations, foreign currency exchange rate fluctuations, weather events or natural disasters, disease outbreaks or pandemics, terrorism, and unstable geopolitical conditions, including active armed conflicts and military hostilities in the Middle East, such as the ongoing conflict involving Iran, and rising tensions in various parts of the world, as well as macroeconomic and geopolitical volatility and uncertainty resulting from a number of these and other factors, such as shifts in U.S. and foreign trade policies, escalating trade tensions between the U.S. and its trading partners, especially China, the potential expansion of sanctions regimes and disruptions to global markets or transportation routes, particularly due to the imposition of U.S. and retaliatory tariffs; the impact of market and category declines, and the company’s product and geographic mix on its ability to meet sales growth targets; the company’s ability to successfully execute or realize the anticipated benefits of its strategic or transformational initiatives, including the ERP transition and the related timing and volume of shipment movement related to the ERP transition; the impact of the changing retail environment, including the growth of alternative retail channels and business models, and changing consumer preferences; intense competition in the company's markets; volatility and increases in the costs of raw materials, energy, transportation, labor and other necessary supplies or services; risks related to supply chain issues, product shortages and disruptions to the business, as a result of increased supply chain dependencies due to an expanded supplier network and a reliance on certain single-source suppliers; risks related to the company's use of and reliance on information technology systems, including potential and actual security breaches, cyberattacks, privacy breaches or data breaches that result in the unauthorized disclosure of consumer, customer, employee or company information, business, service or operational disruptions, or that impact the company's financial results or financial reporting, or any resulting unfavorable outcomes, increased costs or legal proceedings; the ability of the company to innovate and to develop and introduce commercially successful products, or expand into adjacent categories and countries; the ability of the company to successfully manage global political, legal, tax and regulatory risks, including due to regulatory uncertainty and lack of regulatory convergence among different jurisdictions; lower revenue, increased costs, other financial statement impacts or reputational harm resulting from government actions, compliance with regulations, or any material costs imposed by changes in regulation; the company's ability to maintain its business reputation and the reputation of its brands and products; dependence on key customers and risks related to customer consolidation and ordering patterns; the company's ability to attract and retain key personnel, which may continue to be impacted by challenges in the labor market, such as increasing labor costs and sustained labor shortages; changes to our processes and procedures as a result of our digital capabilities and productivity enhancements that may result in changes to the company's internal controls over financial reporting; risks related to the company’s acquisition of The Procter & Gamble Company’s interest in the Glad business and continued operation of the Glad business; risks related to international operations and international trade, including changing macroeconomic conditions as a result of inflation, volatile commodity prices and increases in raw and packaging materials prices, labor, energy and logistics; global economic or political instability; foreign currency fluctuations, such as devaluations, and foreign currency exchange rate controls; changes in governmental policies, including trade policy and tariffs, travel or immigration restrictions, new or additional tariffs, and price or other controls; labor claims and civil unrest; potential operational or supply chain disruptions from wars and military conflicts, including ongoing conflicts and rising tensions in the Middle East and/or Ukraine and rising tensions between China and Taiwan; potential negative impact and liabilities from the use, storage and transportation of chlorine in certain international markets where chlorine is used in the production of bleach; widespread health emergencies; and the possibility of nationalization, expropriation of assets or other government action or inaction, including the impacts of any prolonged U.S. government shutdown; the impact of climate change and other sustainability issues on sales, operating costs, reputation or stakeholder relationships; the impact of product liability claims, labor claims and other legal, governmental or tax proceedings, including in foreign jurisdictions and in connection with any product recalls; risks relating to acquisitions, new ventures and divestitures, and associated costs, including for asset impairment charges related to, among others, intangible assets, including trademarks and goodwill, integration costs and potential contingent liabilities related to those transactions; the accuracy of the company's estimates and assumptions on which its financial projections, including any sales or earnings guidance or outlook it may provide from time to time, are based; risks related to our reliance on third-party service providers, including inability to meet cost savings or efficiencies, business or systems disruptions, and other liabilities, including legal or regulatory risk; environmental matters, including costs associated with the remediation and monitoring of past contamination, and possible increases in costs resulting from actions by relevant regulators, and the handling and/or transportation of hazardous substances; the company's ability to effectively utilize, assert and defend its intellectual property rights, and any infringement or claimed infringement by the company of third-party intellectual property rights; the effect of the company's indebtedness and credit rating on its business operations and financial results and the company's ability to access capital markets and other funding sources, as well as the cost of capital to the company; the company's ability to pay and declare dividends or repurchase its stock in the future; and the impacts of potential stockholder activism. The company's forward-looking statements in this press release are based on management's current views, beliefs, assumptions and expectations regarding future events and speak only as of the date of this press release. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.